SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 1999

                             COMMISSION FILE NUMBER:  _______



           Nevada                 Elast Technologies, Inc.          88-0380544
(State or other jurisdiction   (Exact name of registrant as     (I.R.S. Employer
     of incorporation or         specified in its charter    Identification No.)
        organization)








2505 Rancho Bel Air, Las Vegas, Nevada                            89107
(Address of principal executive offices)                         (Zip Code)

                                 (702) 878-8310
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 4
                       Index to Exhibits appears on Page 4

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ITEM 5. OTHER EVENTS

Removal of Director. On or about December 30, 1999, the holders of at least two-thirds of the issued and outstanding shares of $.001 par value common stock of Registrant entitled to vote thereon, provided the Secretary of the Registrant written consents approving the removal of Ted Hamilton as a member of Registrant's Board of Directors ("Board"). On or about January 13, 2000,
Registrant's Board approved the removal of Ted Hamilton as a member of Registrant's Board.

Appointment of Director. On or about January 13, 2000, Registrant's Board approved the appointment of Dr. Eduardo Daniel Jimenez Gonzalez as a member of Registrant's Board. Dr. Gonzalez will remain on Registrant's Board until the next annual meeting of the Registrant's stockholders. Dr. Gonzalez is an international banker and an attorney at law who specializes in immigration, civil, and criminal matters in the Republic of Mexico and who provides international consulting services regarding finance, credit, commerce, industrial and tourist development, import and export matters, and administrative management. Dr. Gonzalez is a Fullbright scholar who received a Master of Arts Degree from John Hopkins University, School of Advanced International Studies, in Washington, D.C. and who has studied International
Economics at Harvard University and Amercian Civilization at Georgetown University. Dr. Gonzalez has served as a counselor at the Mexican Embassy in Washington, D.C., as a Mexican Minister in Bonn, as Ambassador at Large for Mexico in Oslo, Norway and Islandia, and as private secretary for a former President of Mexico. He has served as Managing Director for Latin American Investment Banking for First Chicago Bank in Panama, Colombia, Venezuela, Ecuador and Peru, as First Chicago Bank's Vice-President for the Western Hemisphere. He is an international lecturer on economic development and an International Law Professor at the University of Mexico.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

On or about January 13, 2000, Michael Davis and Dr. John Sheppard, both members of Registrant's Board, resigned as members of Registrant's Board. As of the date of this Form 8-K, Registrant had received a copy of Mr. Davis' signed resignation. As of the date of this Form 8-K, Registrant had received a verbal resignation from Dr. Sheppard and an oral representation from Dr. Sheppard that he was preparing his written resignation. The resignations were tendered in anticipation of the infusion of additional capital into Registrant. Registrant believes that it is in the best interests of Registrant and its shareholders that there remain positions available on Registrant's Board in the event investment groups desire to place representatives on the Board.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                               ELAST TECHNOLOGIES, INC.


DATED:  January 18, 2000                       By: /s/ Thomas F. Krucker
                                                   -----------------------------
                                                   Thomas F. Krucker, President

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INDEX TO EXHIBITS

(1)  NOTIFICATION OF ACTION TAKEN BY SHAREHOLDER CONSENT

(2)  DAVIS RESIGNATION LETTER

(3)  DIRECTORS CONSENT TO JIMENEZ APPOINTMENT

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